Principal joint ventures - Additional information (Detail)	12 Months Ended
Dec. 31, 2017
Disclosure Of Joint Ventures [Abstract]
Description of basis of preparation of summarized financial information of joint venture	Summarised financial information is shown on a 100 per cent basis. It represents the amounts shown in the joint ventures’ financial statements prepared in accordance with IFRS under Group accounting policies, including fair value adjustments and amounts due to and from Rio Tinto.